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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  May 14, 2003
                Date of Report (Date of earliest event reported)

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                          VELOCITY EXPRESS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            Delaware                       0-28452               87-0355929
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)



       7803 Glenroy Road, Suite 200, Minneapolis, Minnesota         55439
              (Address of Principal Executive Offices)            (Zip Code)



                                 (612) 492-2400
              (Registrant's telephone number, including area code)




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ITEM 7(c) EXHIBITS

          99.1 Press release of Velocity Express Corporation, dated May 14, 2003 reporting Velocity Express Corporation's financial results for the quarter ended March 29, 2003


ITEM 9.   REGULATION FD DISCLOSURE

    The information contained in this Current Report is provided pursuant to
Item 12 "Results of Operations and Financial Condition" and is being furnished under Item 9 "Regulation FD Disclosure" in accordance with the interim guidance issued by the Securities and Exchange Commission.

    On May 14, 2003, the Company issued the press release attached as Exhibit
99.1 announcing its financial results for the quarter ended March 29, 2003.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

    Date:  May 14, 2003                By: /s/ Wesley C. Fredenburg
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                                           WESLEY C. FREDENBURG
                                           Secretary and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.
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Exhibit 99.1      Press release of Velocity Express Corporation, dated May 14,
                  2003 reporting Velocity Express Corporation's financial results for the quarter ended March 29, 2003.


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